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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-22359

Papp Investment Trust

(Exact name of registrant as specified in charter)

2201 E. Camelback Road #227B Phoenix, Arizona	85016

(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (602) 956-0980

Date of fiscal year end:     November 30, 2012

Date of reporting period:    May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Semi-Annual Report May 31, 2012 (Unaudited) Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund
Semi-Annual Report as of May 31, 2012

Dear Fellow Shareholders,

This report will summarize the results for Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2012.  Over the past six months the stock market has produced returns consistent with long term historical results.  The market was quite strong from December until March.  In April, the market became more volatile, but was roughly flat and in May the market declined based on renewed concerns about Europe.  The Fund’s benchmark for comparison is the Russell Mid-Cap Growth Index (the “Benchmark”), which produced a total return of 4.50% over the six months ended May 31, 2012.  By comparison, the Fund produced a total return of 5.22%, beating the Benchmark by 0.72% for the six month period.  Since its inception on March 8, 2010, the Fund has enjoyed a cumulative total return of 28.90% as compared to 25.72% for the Benchmark.

Even though the Fund and the market in general did well over the past six months, the markets have struggled since mid-April.  Volatility has increased.  The markets are concerned about European banks, the Spanish economy, and continuing questions about the viability of the European Union.  The markets are concerned that weakness in Europe will spill over into a possible recession in China and perhaps here in the US.  We believe that the companies held in the Fund’s portfolio are cautious about Europe and are being careful in general, but we believe they are likely to see continued earnings growth and strong profitability.  We expect the US economy to continue to grow at a modest pace.  We are encouraged that residential real estate prices have pretty clearly hit bottom and gradually started up.  We also think consumers will be encouraged by the fact that oil prices have dropped almost $30 per barrel.  This should help the consumer feel better, and here in the United States, the consumer drives approximately 70% of the US economy.  This is why we expect continued economic growth in the US despite serious problems in Europe and concerns in other regions.

Small and mid-cap stocks were up over the past six months, but not quite as much as larger cap stocks.  This is understandable in a period marked by concerns about a possible meltdown of the European Union.  When investors have serious concerns to deal with, they often migrate to larger companies and companies perceived to be better quality.  We believe our emphasis on high quality helped our relative performance over the past six months.

The Fund remains nearly fully invested with 98% of its assets in stocks as of May 31, 2012.  We are fairly well diversified across 36 individual holdings.  Some of the best performing stocks in the Fund over the past six months include health care holdings and domestic retailers, which are well insulated from problems abroad.  In the Health Care sector, we have long favored pharmacy benefit managers.  After the merger of former holdings Medco Health Solutions and Express Scripts, the combined companies became very large compared to our small and mid-cap mandate.  As a result, we exited

Medco and Express Scripts in favor of SXC Health Solutions and Catalyst Health Solutions, which are much smaller but high performing pharmacy benefit managers.  We were rewarded in March when Catalyst Health agreed to be purchased by SXC Health Solutions.  Both stocks have appreciated markedly as a result.  In the domestic retail space, domestic pet supply retailer PetSmart is enjoying strong same store sales growth due to great management and improvement in household creation which often drives pet acquisitions.  Auto parts retailer O’Reilly Automotive is also purely domestic and benefitting from America’s aging car fleet, which drives additional expenditures for repairs and maintenance.

Over the six month period, performance was negatively impacted by energy companies and suppliers to the energy industry based on the substantial decline in oil prices.  These include oil and gas exploration and development companies Whiting Petroleum and Pioneer Natural Resources, and suppliers Gardner Denver and FMC Technologies.  We remain confident in these companies.  We also saw weakness in voice recognition software company Nuance, where shares advanced strongly last fall with excitement about Apple’s new Siri voice recognition assistant, but have pulled back as the immediate financial benefit to Nuance proved to be less significant than the market had hoped.

We expect the US economy to grow over the second half of this year.  We remain quite negative on prospects for Europe and are carefully limiting the Fund’s exposure to companies with a large presence in Europe.  At this point the outcome of the November elections is uncertain.  Whatever the outcome, we are hopeful to get some additional resolution on tax and spending policies where current uncertainty is holding back economic growth.

As of May 31, 2012, net assets of the Fund were $16.59 million.  We continue to be encouraged by the strong and consistent positive cash flow into the Fund since inception.  We appreciate the confidence of our investors and will continue to work hard to identify strong investment opportunities for your Fund.  If you ever have any questions about the Fund, we would be pleased to have you call us at 1-800-421-0131.

Warmest regards,

Harry A. Papp, President	Rosellen C. Papp, Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2012 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
PetSmart, Inc.	4.8%
O'Reilly Automotive, Inc.	4.6%
Coach, Inc.	4.3%
Informatica Corp.	4.3%
MICROS Systems, Inc.	4.2%
AMETEK, Inc.	4.1%
C.R. Bard, Inc.	3.9%
T. Rowe Price Group, Inc.	3.9%
Ecolab, Inc.	3.8%
Catalyst Health Solutions, Inc.	3.7%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2012 (Unaudited)

COMMON STOCKS — 98.0%	Shares	Value

Consumer Discretionary - 13.7%
Specialty Retail - 9.4%
O'Reilly Automotive, Inc.*	8,000	$766,320
PetSmart, Inc.	12,300	792,612
		1,558,932
Textiles, Apparel & Luxury Goods - 4.3%
Coach, Inc.	10,600	714,970

Consumer Staples - 7.3%
Food & Staples Retailing - 2.5%
Harris Teeter Supermarkets, Inc.	11,000	412,830

Food Products - 2.8%
McCormick & Co., Inc.	8,200	462,152

Household Products - 2.0%
Clorox Co. (The)	4,800	330,240

Energy - 5.0%
Energy Equipment & Services - 1.8%
FMC Technologies, Inc.*	7,200	289,728

Oil, Gas & Consumable Fuels - 3.2%
Pioneer Natural Resources Co.	2,300	222,410
Whiting Petroleum Corp.*	7,300	315,433
		537,843
Financials - 4.9%
Capital Markets - 4.9%
State Street Corp.	4,200	173,082
T. Rowe Price Group, Inc.	11,200	645,008
		818,090
Health Care - 20.7%
Health Care Equipment & Supplies - 7.7%
C.R. Bard, Inc.	6,700	651,173
ResMed, Inc.*	8,800	272,624
Varian Medical Systems, Inc. *	6,200	363,692
		1,287,489
Health Care Providers - 3.7%
Catalyst Health Solutions, Inc. *	7,000	608,090

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.0% (Continued)	Shares	Value

Health Care - 20.7% (Continued)
Health Care Technologies - 1.5%
SXC Health Solutions Corp. *	2,800	$251,188

Life Sciences Tools & Services - 7.8%
Mettler-Toledo International, Inc.*	3,650	569,838
PAREXEL International Corp.*	20,000	535,200
Techne Corp.	2,800	190,008
		1,295,046
Industrials - 16.9%
Air Freight & Logistics - 3.2%
Expeditors International of Washington, Inc.	14,000	535,500

Commercial Services - 3.6%
Stericycle, Inc.*	6,800	593,368

Electrical Equipment - 4.1%
AMETEK, Inc.	13,400	679,514

Machinery - 6.0%
Gardner Denver, Inc.	9,500	513,760
IDEX Corp.	12,200	484,706
		998,466
Information Technology - 21.1%
Electronic Equipment, Instruments & Components - 1.2%
Trimble Navigation Ltd. *	4,400	207,526

Semiconductors & Semiconductor Equipment - 3.9%
Linear Technology Corp.	8,300	240,866
Microchip Technology, Inc.	8,300	257,466
Silicon Laboratories, Inc.*	4,100	141,573
		639,905
Software - 16.0%
Factset Research Systems, Inc.	5,400	569,322
Informatica Corp.*	17,100	708,453
MICROS Systems, Inc.*	13,100	691,156
Nuance Communications, Inc.*	24,500	506,905
Rovi Corp.*	7,000	171,010
		2,646,846

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.0% (Continued)	Shares	Value

Materials - 8.4%
Specialty Chemicals - 8.4%
Airgas, Inc.	5,000	$434,050
Ecolab, Inc.	10,000	632,100
Sigma-Aldrich Corp.	4,700	326,039
		1,392,189

Total Common Stocks (Cost $13,586,907)		$16,259,912

MONEY MARKET FUNDS — 2.1%	Shares	Value

Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%(a) (Cost $343,231)	343,231	$343,231

Total Investments at Value — 100.1% (Cost $13,930,138)		$16,603,143

Liabilities in Excess of Other Assets — (0.1%)		(13,047)

Net Assets — 100.0%		$16,590,096

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2012.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2012 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$13,930,138
At value (Note 2)	$16,603,143
Dividends receivable	10,192
Receivable for capital shares sold	9,970
Other assets	27,008
Total assets	16,650,313

LIABILITIES
Payable for investment securities purchased	41,942
Payable to Adviser (Note 4)	6,227
Payable to administrator (Note 4)	5,900
Other accrued expenses	6,148
Total liabilities	60,217

NET ASSETS	$16,590,096

NET ASSETS CONSIST OF:
Paid-in capital	$14,267,279
Accumulated net investment loss	(28,833)
Accumulated net realized losses from security transactions	(321,355)
Net unrealized appreciation on investments	2,673,005

NET ASSETS	$16,590,096

Shares of beneficial interest outstanding (unlimited number of shares authorized,
no par value)	1,287,180

Net asset value, offering price and redemption price per share (Note 2)	$12.89

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2012 (Unaudited)

INVESTMENT INCOME
Dividend income	$67,982

EXPENSES
Investment advisory fees (Note 4)	77,452
Professional fees	32,820
Fund accounting fees (Note 4)	14,612
Administration fees (Note 4)	11,100
Registration and filing fees	10,288
Insurance expense	9,315
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	4,929
Postage and supplies	3,598
Trustees' fees and expenses (Note 4)	2,350
Other expenses	3,076
Total expenses	177,040
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(80,225)
Net expenses	96,815

NET INVESTMENT LOSS	(28,833)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(166,561)
Net change in unrealized appreciation/depreciation on investments	899,865
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	733,304

NET INCREASE IN NET ASSETS FROM OPERATIONS	$704,471

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year
	May 31,	Ended
	2012	November 30,
	(Unaudited)	2011
FROM OPERATIONS
Net investment loss	$(28,833)	$(38,917)
Net realized losses from security transactions	(166,561)	(154,794)
Net change in unrealized appreciation/depreciation on investments	899,865	612,868
Net increase in net assets from operations	704,471	419,157

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,181,675	2,447,398
Payments for shares redeemed	(113,056)	(202,096)
Net increase in net assets from capital share transactions	4,068,619	2,245,302

TOTAL INCREASE IN NET ASSETS	4,773,090	2,664,459

NET ASSETS
Beginning of period	11,817,006	9,152,547
End of period	$16,590,096	$11,817,006

ACCUMULATED NET INVESTMENT LOSS	$(28,833)	$-

CAPITAL SHARE ACTIVITY
Shares sold	331,045	197,450
Shares redeemed	(8,409)	(16,271)
Net increase in shares outstanding	322,636	181,179
Shares outstanding at beginning of period	964,544	783,365
Shares outstanding at end of period	1,287,180	964,544

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended			Year		Period
	May 31,			Ended		Ended
	2012			November 30,		November 30,
	(Unaudited)			2011		2010 (a)

Net asset value at beginning of period	$12.25			$11.68		$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)			(0.04)		(0.01)
Net realized and unrealized gains on investments	0.66			0.61		1.69
Total from investment operations	0.64			0.57		1.68

Net asset value at end of period	$12.89			$12.25		$11.68

Total return (b)	5.22%		(c)	4.88%		16.80%		(c)

Net assets at end of period	$16,590,096			$11,817,006		$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.28%		(e)	2.43%		3.03%		(e)

Ratio of net expenses to average net assets (d)	1.25%		(e)	1.25%		1.25%		(e)

Ratio of net investment loss to average net assets (d)	(0.37%	)	(e)	(0.36%	)	(0.25%	)	(e)

Portfolio turnover rate	7%		(c)	5%		2%		(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2012 (Unaudited)

1.  Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.  The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•           Level 1 – quoted prices in active markets for identical securities
•           Level 2 – other significant observable inputs
•           Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2012:

	Level 1	Level 2	Level 3	Total

Common Stocks	$16,259,912	$-	$-	$16,259,912
Money Market Funds	343,231	-	-	343,231
Total	$16,603,143	$-	$-	$16,603,143

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.  During the six months ended May 31, 2012, the Fund did not have any transfers in and out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended May 31, 2012.  It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.  Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.
Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the periods ended May 31, 2012 and November 30, 2011.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of May 31, 2012:

Tax cost of portfolio investments	$13,930,138
Gross unrealized appreciation	$3,126,580
Gross unrealized depreciation	(453,575)
Net unrealized appreciation	2,673,005
Accumulated ordinary loss	(28,833)
Capital loss carryforward	(154,794)
Other losses	(166,561)
Distributable earnings	$2,322,817

As of November 30, 2011, the Fund had a short-term capital loss carryforward for federal income tax purposes of $154,794 which expires on November 30, 2019.  This capital loss carryforward may be used in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.  Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after November 30, 2011 for an unlimited period.  Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions taken on Federal income tax returns for the previous and current tax years and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the six months ended May 31, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $5,042,859 and $1,100,851, respectively.

4.  Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.25% of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least April 1, 2013.  During the six months ended May 31, 2012, the Adviser did not collect any of its investment advisory fees of $77,452 and reimbursed other operating expenses totaling $2,773.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%.  As of May 31, 2012, the Adviser may in the future recover fee reductions and expense reimbursements totaling $290,363.  The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2013	November 30, 2014	May 31, 2015
$ 81,063	$129,075	$ 80,225

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

Prior to March 1, 2012, the fee paid to Ultimus was equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee was $2,000 per month.  The fee payable to Ultimus was discounted by 15% during the period.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.  The fee payable to Ultimus was discounted by 15% during the period.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund an annual fee of $20 per shareholder account, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has 25 or less shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares.  The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets.  The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2013.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust (“Independent Trustees”) receives from the Fund a fee of $250 for each Board meeting attended.  Effective March 1, 2012, the fee received by the Chair of the Committee of Independent Trustees was increased to $350 for each Board meeting attended.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

6.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2011) and held until the end of the period (May 31, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2011	Ending Account Value May 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 1,052.20	$6.41
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-370-7277.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Fund.  The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.  In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”).   The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”).  The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the 1940 Act, including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until May 1, 2014, and may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Independent Trustees; or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

On December 16, 2011, L. Roy Papp, the Founder and Senior Partner of the Adviser, passed away after a short illness.  Upon Mr. Papp’s death, his ownership interest in the Adviser transferred to his son and his daughter.  This change in the beneficial ownership of the Adviser may be deemed to be a change in control of the Adviser and thus an automatic termination of the Fund’s investment management agreement with the Adviser that was in effect prior to December 16, 2011.  As a result, effective December 16, 2011, the Adviser began managing the Fund's portfolio pursuant to an interim investment management agreement and continued serving the Fund under such agreement until the current investment management agreement (the “Advisory Agreement”) was approved by shareholders of the Fund at a Special Meeting of Shareholders held on May 1, 2012.

The Board of Trustees, including the Fund’s Independent Trustees voting separately, reviewed and approved the Advisory Agreement (subject to shareholder approval) at an in-person meeting held on January 12, 2012, at which all of the Trustees were present.  In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement.  The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors as he or she deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the Adviser.  The Trustees specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research.  The Trustees noted that Rosellen C. Papp has assumed the role as sole portfolio manager of the Fund, with Brian Riordan serving as assistant portfolio manager, and were advised by the Adviser that no other changes to its personnel or operations occurred as a result of the Transaction or L. Roy Papp’s death. The Trustees noted that the Adviser has previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies.

The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund.  The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program.  The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund.  The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser has never entered into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the Russell Midcap Growth Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles.  In reviewing the comparative performance, the Board of Trustees considered that the Fund’s total return for the one year period ended November 30, 2011 was higher than the average and median returns for the same period of its peer group, “Mid Cap Growth Funds Under $50 Million,” as derived from Morningstar, Inc.  The Board of Trustees noted that the Fund’s total return for the one year period was lower than that of its primary benchmark, the Russell Midcap Growth Index, but that its return since inception (March 8, 2010) through November 30, 2011 exceeded the return of the Russell Midcap Growth Index over that period.  The Board of Trustees also took note of the Adviser’s related prior performance with respect to registered investment companies that had similar investment objectives and strategies as the Fund, and for which the Adviser acted as investment adviser or sub-adviser.  The Trustees noted that although past performance is not necessarily indicative of future results, the Adviser’s long-term performance record and investment process were important factors in the Trustees’ evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services.  Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above.  The Trustees noted that the advisory fee rate for the Fund was slightly higher than the average rates for the peer group presented.  The Trustees determined that, although the advisory fee is higher, the Fund’s overall expense ratio, after contractual fee waivers, was competitive with and reasonable in relation to the average and median expense ratios for the peer group presented.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition.  The Board was mindful that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception.   The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund and noted that, in light of the fact that the Fund has limited assets, these are only secondary factors at this time.   The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that is has adequate financial reserves to cover its anticipated losses from the Fund for several years.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints but were mindful that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and expense reimbursements.  The Trustees noted that the Fund’s assets have not grown to an extent that permits it to realize any economies of scale.  The Trustees observed that as the Fund grows in assets, this factor will become more relevant to their consideration process.

Conclusion

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, unanimously concluded that approval of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

PAPP SMALL & MID-CAP GROWTH FUND
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On May 1, 2012, a Special Meeting of Shareholders of the Trust was held for the purpose of voting on the following Proposals:

Proposal 1:	To approve a proposed new Investment Advisory Agreement between the Trust, on behalf of the Papp Small & Mid-Cap Growth Fund, and L. Roy Papp & Associates, LLP

The total number of shares of the Papp Small & Mid-Cap Growth Fund present and voting at the Special Meeting on Proposal 1, either in person or by proxy, represented 63.72% of the total shares entitled to vote at the meeting:

The Proposal was approved by shareholders. The results of the voting with respect to the approval of the proposed new Investment Advisory Agreement with L. Roy Papp & Associates, LLP were as follows:

	Number of Shares

	For	Against	Abstain

Papp Small & Mid-Cap Growth Fund	782,274	0	7,048

Proposal 2:	To elect five individuals to serve on the Board of Trustees of the Trust

The total number of shares of the Trust present and voting at the Special Meeting on Proposal 2, either in person or by proxy, represented 64.30% of the total shares entitled to vote at the meeting.

The Proposal was approved by shareholders. The results of the voting with respect to the election of the five Trustees were as follows:

	Number of Shares

	For	Withheld

Harry A. Papp	789,323	0
Rosellen C. Papp	789,323	0
James K. Ballinger	789,323	0
Cynthia P. Hubiak	789,323	0
Carolyn P. O’Malley	789,323	0

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 1, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 1, 2012

* Print the name and title of each signing officer under his or her signature.